Exhibit 10.19

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 17, 2015 (“First Amendment Date”), by and between VIZIO, INC., a California corporation (“Borrower”), and CITIBANK, N.A., a national banking association (“Citibank” or “Lender”).

RECITALS

A. Pursuant to that certain Credit Agreement dated as of August 14, 2014, by and between Lender and Borrower (the “Credit Agreement”), Lender made available to Borrower a revolving line of credit in the maximum amount of Twenty Five Million Dollars ($25,000,000), as evidenced by that certain Note made by Borrower and payable to Lender. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

B. Borrower has requested, and Lender has agreed, to (i) increase the Maximum Amount of the Revolving Credit Loan from Twenty Five Million Dollars ($25,000,000) to Fifty Million Dollars ($50,000,000) and (ii) modify the Credit Agreement subject to the terms and conditions set forth herein below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Documents as follows:

1. Modification of Credit Agreement. The Credit Agreement is hereby modified as provided below.

(a) Section 1.1 of the Credit Agreement is amended by adding the following definitions:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Date, by and between Borrower and Lender.

“First Amendment Date” means July 17, 2015.

(b) Section 1.1 of the Credit Agreement is further amended by amending and restating the following definitions as follows:

“Commitment” means the commitment of Lender to make the Revolving Credit Loan. As of the First Amendment Date, the Commitment amount is Fifty Million Dollars ($50,000,000).

“Maximum Amount” means Fifty Million Dollars ($50,000,000).

“Note” means that certain Note dated as of August 14, 2014 made by Borrower and payable to the order of Lender, as amended by that certain Amended and Restated Note, dated as of the First Amendment Date, as amended, restated, supplemented or otherwise modified from time to time.

“Pledge Agreement” means that certain Pledge Agreement dated as of August 14, 2014, executed and delivered by Borrower in favor of Lender, as amended by that certain Amendment to Pledge Agreement, dated as of the First Amendment Date, as amended, restated, supplemented or otherwise modified from time to time.

“Termination Date” means the earlier of either (i) August 31, 2017 or (ii) the date of termination of the Commitment pursuant to the terms of this Agreement.

(c) Section 7.1(k) of the Credit Agreement is amended and restated as follows:

“(k) the fair market value of the Eligible Assets in the Pledged Account shall be less than $50,000,000 for five (5) consecutive Business Days.”

(d) Exhibit A to the Credit Agreement is hereby amended and restated in its entirety by Exhibit A attached hereto.

2. Ratification of Loan Documents and Collateral. Borrower hereby ratifies and affirms each of the Loan Documents, as amended hereby, and agrees to perform each obligation set forth in each of the Loan Documents, as amended hereby. Except as specifically modified and amended herein, all terms, warranties, representations, conditions and covenants contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents. The terms of this Amendment are not intended to and do not serve as a novation as to the Credit Agreement or any Note or the indebtedness evidenced thereby. It is the express intention to affirm the Credit Agreement and the security thereby and any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

3. Borrower Representations and Warranties. Borrower represents and warrants to Lender as of the First Amendment Date that:

(a) The representations, warranties, certifications and agreements contained in the Loan Documents are true, complete and accurate in all material respects as of the date hereof, provided, however, that those representations and warranties expressly referring to a specified date shall have been true, correct and complete in all material respects as of such date.

(b) No Default or Event of Default currently exists under the Loan Documents and Borrower has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a Default or an Event of Default under the Loan Documents.

(c) As of the date hereof, Borrower does not have any claim against Lender and no offset or defense to the payment or performance of the Obligations or any counterclaim or right to rescission to enforcement of any of the terms of the Loan Documents.

(d) No voluntary actions or, to Borrower’s knowledge, involuntary actions are pending against Borrower under the bankruptcy or insolvency laws of the United States or any state thereof.

(e) Borrower’s execution, delivery and performance of this Amendment will not violate or conflict with any laws, rules, regulations or orders of any Governmental Authority applicable to Borrower, or violate or conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any material contract or organizational documents of Borrower.

(f) Borrower has the requisite corporate power and authority to enter into, to deliver and to perform this Amendment and Borrower has all material permits, licenses, consents and agreements of all Persons necessary or required for the Borrower to execute and deliver this Agreement and perform its obligations under this Amendment.

(g) The Loan Documents, as any of the same have been modified, amended and restated (including, without limitation, pursuant to this Amendment), are the valid and legally binding obligation of Borrower subject only to bankruptcy, insolvency, reorganization, moratoriums, or similar laws at the time in effect affecting the enforceability or rights of creditors generally and by general equitable principles which may limit the right to obtain equitable remedies.

4. Covenants of Borrower. Borrower covenants to Lender that Borrower shall cause to be executed, delivered, and performed such additional agreements, documents, and instruments as may from time to time be reasonably required by Lender to effectuate the intent of this Amendment.

5. Costs and Expenses. Borrower agrees to promptly pay all reasonable out-of-pocket fees, charges, costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with this Amendment and the matters contemplated herein, not to exceed $7,500 solely in connection with the negotiation, preparation, execution and delivery of this Amendment and all related documents.

6. Conditions Precedent. The effectiveness of this Amendment is subject to:

(a) the receipt by Lender of this Amendment, duly executed and delivered by Borrower;

(b) the receipt by Lender of the original fully executed Amended and Restated Note, dated as of the First Amendment Date, duly executed by Borrower to the order of Lender in the maximum principal amount of $50,000,000;

(c) the receipt by Lender of the Amendment to Pledge Agreement, duly executed and delivered by Borrower in favor of Lender;

(d) the receipt by Lender of a duly executed Reg U-l Form;

(e) the receipt by Lender of a Secretary’s Certificate of Borrower attaching the organizational documents of Borrower, a current good standing certificate from the State of California, a copy of the resolutions of the board of directors authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, and the incumbency, names and true signatures of the officers of Borrower authorized to sign the Loan Documents;

(f) the receipt by Lender an opinion of in-house counsel for Borrower covering such matters incident to the transactions contemplated by the Amendment as Lender may reasonably require, which such counsel is hereby requested by Borrower to provide; and

(g) the receipt by Lender evidence that the Pledged Accounts contain Collateral with a fair market value in excess of $50,000,0000.

7. Miscellaneous.

(a) The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Lender with respect to the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. Except for actions expressly permitted to be taken by Lender as specifically set forth in the Credit Agreement or in any other Loan Document, no amendment, modification, termination or waiver of any provision of the Loan Documents as modified herein, or any consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower and Lender.

(b) All references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as hereby modified and amended. This Amendment shall also constitute a Loan Document and all terms and conditions of the Credit Agreement (as modified herein) including, without limitation, events of default and the miscellaneous provisions set forth therein (including without limitation, consent to jurisdiction, applicable law, and waiver of jury) are incorporated herein as though set forth in full and Lender shall be entitled to the benefits thereof with respect to this Amendment.

(c) This Amendment may be executed in any number of counterparts, including by facsimile, .pdf or other electronic signature, with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto has caused this First Amendment to Credit Agreement to be executed by its proper and duly authorized officer as of the date first set forth above.

BORROWER

VIZIO, INC., a California corporation

By:	/s/ William Wang
Name:	William Wang
Title:	Chief Executive Officer

By:	/s/ Kurt Binder
Name:	Kurt Binder
Title:	Chief Financial Officer

LENDER

CITIBANK, N.A.

By:	/s/ Michael Bondy
Name:	Michael Bondy
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]